UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2004

Financial Asset Securities Corp.
(Exact name of registrant as specified in its charter)

  Delaware                   333-111379       06-1442101
(State or other             (Commission      (IRS Employer
 jurisdiction               File Number)     Identification No.)
of incorporation)

600 Steamboat Road, Greenwich, Connecticut        06830
(Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code (203) 625-2700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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SECTION 2 - COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

      On June 30, 2004, a single series of certificates, entitled Equifirst Mortgage Loan Trust 2004-2, Asset-Backed Certificates, Series 2004-2 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of June 15, 2004 (the "Agreement"), among Financial Asset Securities Corp. (the "Depositor"), Saxon Mortgage Services, Inc., as servicer ("Saxon") and Deutsche Bank National Trust Company (the "Trustee").

      On September 30, 2004, following the closing of the initial issuance of the Certificates, the Trustee purchased from the Depositor certain Subsequent Mortgage Loans, as defined in the Agreement, with an aggregate Stated Principal Balance equal to $109,196,690.09 with funds on deposit in the pre-funding accounts (the "Group I Pre-Funding Account" and the "Group II Pre-Funding Account"; together the "Pre-Funding Accounts") established pursuant to the Agreement at a purchase price equal to the Stated Principal Balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to a Subsequent Transfer Instrument, dated September 30, 2004 (the "Instrument"), between the Depositor and the Trustee. Attached to the Instrument is the Mortgage Loan Schedule listing the Subsequent Mortgage Loans that are the subject of such Instrument.

SECTION 8 - OTHER EVENTS

ITEM 8.01.  OTHER EVENTS

Description of the Mortgage Pool

      The Certificates, issued pursuant to the Agreement, evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, first lien, adjustable-rate and fixed-rate mortgage loans having original terms to maturity of not greater than 30 years (the "Mortgage Loans"). After the Subsequent Transfer Date, the Trust Fund primarily consisted of the Mortgage Pool, which consisted of Group I Mortgage Loans having an aggregate Stated Principal Balance of approximately $324,377,030, and Group II Mortgage Loans having an aggregate Stated Principal Balance of approximately $324,422,315.

      The tables attached as an exhibit hereto describe certain characteristics of the Mortgage Pool as of the respective applicable Subsequent Cut-off Date.


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SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

                (a) Not applicable

                (b) Not applicable

                (c) Exhibits


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Exhibit No.                  Description
-----------                  ------------
4.2                          Subsequent Transfer Instrument,  dated as September
                             30, 2004 between  Financial Asset  Securities Corp.
                             as  seller  and  Deutsche   Bank   National   Trust
                             Company, as trustee.

99.1 Characteristics of the Mortgage Pool as of the Subsequent Cut-off Date relating to Equifirst Mortgage Loan Trust 2004-2, Asset-Backed Certificates, Series 2004-2.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf the undersigned thereunto duly authorized.

Dated: October 18, 2004
       ----------------

                                          FINANCIAL ASSET SECURITIES CORP.

                                          By: /s/ Frank Skibo
                                             -------------------
                                          Name:  Frank Skibo
                                          Title: Senior Vice President


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                                Index to Exhibits
                                -----------------


                                                             Sequentially
   Exhibit No.                 Description                   Numbered Page
   -----------                 -----------                   -------------
      4.2         Subsequent Transfer Instrument,  dated
                  as   September   30,   2004,   between
                  Financial  Asset  Securities  Corp. as
                  seller  and  Deutsche   Bank  National
                  Trust Company as trustee.

     99.1         Characteristics  of the Mortgage  Pool
                  as of  the  Subsequent  Cut-off  Date,
                  relating to  Equifirst  Mortgage  Loan
                  Trust       2004-2,       Asset-Backed
                  Certificates, Series 2004-2.


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